EXHIBIT 99.2
Supplemental Data Report
Three Months Ended March 31, 2006
Dollars in thousands, except per share data, unless otherwise disclosed
Updated as of May 3, 2006

Quarterly Supplemental Data Report is also available on the Company’s website — www.healthcarerealty.com
Gabrielle M. Andres (615) 269-8471
Email: GAndres@healthcarerealty.com

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 1 of 14

1) CONSOLIDATED BALANCE SHEETS

	(Unaudited)
ASSETS	Mar. 31, 2006	Dec. 31, 2005
Real estate properties (1):
Land	$127,573	$133,195
Buildings, improvements and lease intangibles	1,654,032	1,670,884
Personal property	22,006	21,932
Construction in progress	9,217	7,030

	1,812,828	1,833,041
Less accumulated depreciation	(325,819)	(315,794)

Total real estate properties, net	1,487,009	1,517,247

Cash and cash equivalents	2,372	7,037

Mortgage notes receivable	94,026	105,795

Assets held for sale, net (2)	36,819	21,415

Other assets, net	104,342	96,158

Total assets	$1,724,568	$1,747,652

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes and bonds payable	$764,837	$778,446

Accounts payable and accrued liabilities	37,536	30,774

Other liabilities	27,316	25,964

Total liabilities	829,689	835,184

Commitments and contingencies	0	0

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; issued and outstanding, none	0	0

Common stock, $.01 par value; 150,000,000 shares authorized; issued and outstanding, 2006 — 47,807,038; 2005 — 47,768,148	478	478

Additional paid-in capital	1,221,996	1,220,522

Deferred compensation	(13,038)	(13,013)

Cumulative net income	607,896	595,401

Cumulative dividends	(922,453)	(890,920)

Total stockholders’ equity	894,879	912,468

Total liabilities and stockholders’ equity	$1,724,568	$1,747,652

(1)	Total weighted average depreciable life is 34.3 years. (see schedule 5)

(2)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reported assets as held for sale and included them in discontinued operations on the Company’s income statement. Assets held for sale as of March 31, 2006 included a gross investment of $45,060 and accumulated depreciation of $8,241.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 2 of 14

2) CONSOLIDATED STATEMENTS OF INCOME (1)

	For the Three Months
	Ended March 31,
	2006	2005

	(Unaudited)	(Unaudited)
REVENUES
Master lease rental income	$19,953	$16,960
Property operating income	31,818	32,941
Straight-line rent	382	250
Mortgage interest income	3,056	1,337
Other operating income (2)	8,759	8,423

	63,968	59,911

EXPENSES
General and administrative	4,395	3,260
Property operating expenses	18,133	16,672
Other operating expenses (2)	4,305	3,740
Bad debt expense	737	—
Interest	13,064	11,775
Depreciation	12,571	11,458
Amortization	2,877	3,063

	56,082	49,968

INCOME FROM CONTINUING OPERATIONS	7,886	9,943

DISCONTINUED OPERATIONS
Operating income from discontinued operations	1,345	4,669
Gain on sale of real estate properties and impairments, net	3,264	6,136

	4,609	10,805

NET INCOME	$12,495	$20,748

BASIC EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.17	$0.22

DISCONTINUED OPERATIONS PER COMMON SHARE	$0.10	$0.23

NET INCOME PER COMMON SHARE	$0.27	$0.45

DILUTED EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.17	$0.21

DISCONTINUED OPERATIONS PER COMMON SHARE	$0.09	$0.23

NET INCOME PER COMMON SHARE	$0.26	$0.44

WTD AVERAGE COMMON SHARES OUTSTANDING — BASIC	46,491,863	46,410,524

WTD AVERAGE COMMON SHARES OUTSTANDING — DILUTED	47,467,598	47,347,587

(1)	The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	Includes the operations of the properties consolidated in the Company’s consolidated financial statements as required in FIN 46(R) as variable interest entities.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 3 of 14

2) CONSOLIDATED STATEMENTS OF INCOME (cont.)
     RECONCILIATION OF NET INCOME TO TAXABLE INCOME (unaudited)

	For the Three Months
	Ended March 31,
	2006	2005

Net income	$12,495	$20,748

Depreciation and amortization	3,765	3,293
Gain or Loss on disposition of depreciable assets	(423)	583
Straight-line rent	(361)	(239)
VIE Consolidation	427	0
Other	(5,489)	(33)

	(2,081)	3,604

Taxable Income (1)	$10,414	$24,352

(1) Before REIT dividend paid deduction

NOTE:	The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 4 of 14

3) STATEMENT OF CASH FLOWS

	For the Three Months
	Ended March 31,
	2006	2005
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$12,495	$20,748
Non-cash items:
Depreciation and amortization — real estate	15,363	14,822
Depreciation and amortization — other	288	343
Amortization of deferred loan fees	236	139
Impairments due to sale of real estate	—	25
Equity losses from unconsolidated LLCs	15	—
Consolidated losses from variable interest entities	427	2,266
Deferred compensation amortization	956	898
FAS123R stock compensation expense	227	—
Provision for in deferred post-retirement benefits	528	206
Provision for bad debt	737	—
Increase in straight-line rent receivable	(361)	(239)
Other non-cash items	158	(22)

Total non-cash items	18,574	18,438

Other items:
Decrease in other liabilities	(1,754)	(1,300)
(Increase) decrease in other assets	1,704	(3,653)
Increase in accounts payable and accrued liabilities	7,606	8,220
Gain on sale of real estate	(3,264)	(6,161)

Total other items	4,292	(2,894)

Net cash provided by operating activities	35,361	36,292

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition and development of real estate properties	(9,490)	(9,559)
Funding of mortgages and notes receivable	(16,494)	(50,726)
Investment in unconsolidated LLCs	(9,365)	—
Distributions from unconsolidated LLCs	212	—
Proceeds from sales of real estate	11,245	62,233
Proceeds from mortgage and notes receivable repayments	27,527	428

Net cash provided by investing activities	3,635	2,376

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on notes and bonds payable	110,000	18,000
Repayments on notes and bonds payable	(121,063)	(22,479)
Dividends paid	(31,533)	(31,024)
Debt issuance costs	(1,331)	—
Proceeds from issuance of common stock	266	600

Net cash used in financing activities	(43,661)	(34,903)

Increase (decrease) in cash and cash equivalents	(4,665)	3,765
Cash and cash equivalents, beginning of period	7,037	2,683

Cash and cash equivalents, end of period	$2,372	$6,448

4) RECONCILIATION OF FUNDS FROM OPERATIONS (1) — Unaudited

	For the Three Months
	Ended March 31,
	2006	2005

Net Income (2)	$12,495	$20,748

Net Gain on Sale of Real Estate Properties	(3,264)	(6,161)
Real Estate Depreciation and Amortization	15,694	14,822

Total Adjustments	12,430	8,661

Funds From Operations — Basic and Diluted	$24,925	$29,409

Funds From Operations Per Common Share — Basic	$0.54	$0.63

Funds From Operations Per Common Share — Diluted	$0.53	$0.62

Wtd Average Common Shares Outstanding — Basic	46,491,863	46,410,524

Wtd Average Common Shares Outstanding — Diluted	47,467,598	47,347,587

(1)	Funds From Operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company’s peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	See Schedule 3, Statement of Cash Flows, for a reconciliation of non-cash items included in net income.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 5 of 14

5)	INVESTMENT PROGRESSION
A)	Construction in Progress

		For the Three
	Number of	Months Ended
	Properties	03/31/06

Balance at beginning of period	2	$7,030

Fundings on projects in existence at the beginning of the period	0	335

New Projects started during the period (1)	1	1,852

Completions	0	0

Balance at end of period	3	$9,217

B)	Real Estate Properties (2)

		For the Three
	Number of	Months Ended
	Properties	03/31/06

Balance at beginning of period	235	$1,852,119

Acquisitions	0	0

Additions/Improvements	0	6,235

Completions (CIP)	0	0

Sales (1)	(2)	(9,683)

Balance at end of period	233	$1,848,671

C)	Mortgage Notes Receivable

		For the Three
	Number of	Months Ended
	Investments	03/31/06

Balance at beginning of period	12	$105,795

Funding of Mortgages (1)	1	15,994

Repayments (1)	(2)	(27,380)

Amortization	0	(255)

Scheduled Principal Payments	0	(128)

Balance at end of period	11	$94,026

D)	Unconsolidated LLC’s

		For the Three
	Number of	Months Ended
	Investments	03/31/06

Balance at beginning of period	1	$10,720

New investments (1)	2	9,045

Investments in existing joint ventures	0	320

Equity earnings	0	(14)

Cash distributions	0	(212)

Balance at end of period	3	$19,859

(1)	During the quarter the Company funded a new mortgage note receivable consisting of a group of assisted living facilities totaling $16.0 million. Additionally during the quarter, a mortgage note receivable for $15.2 million consisting of a group of skilled nursing facilities in Maryland was repaid in full; a mortgage note receivable for $12.2 million on a skilled nursing facility in Tennessee was repaid in full. Also during the quarter, the Company sold two ancillary hospital facilities in Pennsylvania for $9.7 million. The Company also began development of a medical office building in Texas during the quarter. The Company acquired a 50% equity ownership interest in a limited liability company for $2.4 million which purchased one medical office building in Oregon. The Company also acquired a 10% equity ownership interest in a LLC for $6.6 million which purchased six senior living facilities in Utah.

(2)	Real Estate Properties includes assets held for sale.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 6 of 14

6) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

			Inpatient Facilities
		Medical Office/	Assisted	Skilled	Inpatient	Independent	Other
		Outpatient	Living	Nursing	Rehab	Living	Inpatient		% of
		Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Total

Master Leases
1	Alabama	$55,560	$4,457		$17,722			$77,739	3.94%
2	Arizona	5,253						5,253	0.27%
3	Arkansas	3,055						3,055	0.15%
4	California	25,834					$12,688	38,522	1.95%
5	Florida	89,271	16,238		11,703			117,212	5.94%
6	Georgia	14,376	6,025					20,401	1.03%
7	Illinois	13,425						13,425	0.68%
8	Indiana			$3,790				3,790	0.19%
9	Massachusetts	12,035						12,035	0.61%
10	Michigan			24,107			13,859	37,966	1.93%
11	Mississippi		3,569					3,569	0.18%
12	Missouri	21,078	6,250	11,139				38,467	1.95%
13	Nevada	3,801						3,801	0.19%
14	North Carolina		3,982					3,982	0.20%
15	Ohio		4,612					4,612	0.23%
16	Oklahoma			13,038				13,038	0.66%
17	Pennsylvania		32,179	21,765	113,867			167,811	8.51%
18	South Carolina			27,042				27,042	1.37%
19	Tennessee	25,963	3,967	6,442		$19,477		55,849	2.83%
20	Texas	41,418	28,895		13,203	44,123	6,022	133,661	6.78%
21	Virginia	74,584	17,675	38,046				130,305	6.61%

Total Master Leases		$385,653	$127,849	$145,369	$156,495	$63,600	$32,569	$911,535	46.23%

			Same facility NOI growth for Master Leases (1Q2006 vs. 1Q2005): 2.4%

Operating Properties
1	Arizona	$27,058						$27,058	1.37%
2	California	97,375						97,375	4.94%
3	District of Columbia	29,612						29,612	1.50%
4	Florida	108,121						108,121	5.48%
5	Hawaii	29,556						29,556	1.50%
6	Illinois	18,834						18,834	0.96%
7	Kansas	12,046						12,046	0.61%
8	Louisiana	11,685						11,685	0.59%
9	Maryland	14,589						14,589	0.74%
10	Michigan	21,421						21,421	1.09%
11	Mississippi	11,120						11,120	0.56%
12	Missouri	19,175						19,175	0.97%
13	Nevada	53,373						53,373	2.71%
14	Pennsylvania	13,621						13,621	0.69%
15	Tennessee	136,080						136,080	6.90%
16	Texas	309,993						309,993	15.72%
17	Wyoming	19,517						19,517	0.99%

Total Oper. Properties		$933,176	$—	$—	$—	$—	$—	$933,176	47.33%

			Same facility NOI growth for Operating Properties (1Q2006 vs. 1Q2005): 3.1%

	Corporate Property							13,177	0.67%

Total Equity Investments		$1,318,829	$127,849	$145,369	$156,495	$63,600	$32,569	$1,857,888	94.22%

Wtd Avg Depreciable Life (yrs):		34.3	32.8	33.5	34.8	33.0	34.6	34.3
Wtd Avg Period Held (yrs):		6.8	6.4	6.9	7.5	4.7	8.9	6.8

Mortgages
1	Arizona		$4,509					$4,509	0.23%
2	California		4,695					4,695	0.24%
3	Florida		10,975					10,975	0.56%
4	Georgia		20,738					20,738	1.05%
5	Indiana					$6,000		6,000	0.30%
6	Oregon		2,550					2,550	0.13%
7	Tennessee			$12,333				12,333	0.63%
8	Washington		32,226					32,226	1.63%

Total Mtg. Investments		$—	$75,693	$12,333	$—	$6,000	$—	$94,026	4.77%

			Same facility NOI growth for Mortgages (1Q2006 vs. 1Q2005): 0.91%

Unconsolidated LLC’s
1	Oregon	$2,402						$2,402	0.12%
2	Utah		$6,627					6,627	0.34%
3	Washington	10,830						10,830	0.55%

Total LLC Investments		$13,232	$6,627	$—	$—	$—	$—	$19,859	1.01%

Total Investments		$1,332,061	$210,169	$157,702	$156,495	$69,600	$32,569	$1,971,773	100.00%

Percent of $ Invested		68.00%	10.73%	8.05%	7.99%	3.55%	1.66%	100.00%

Number of Investments		164	36	30	9	8	3	250

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 7 of 14

7)	SQUARE FEET OWNED AND/OR MANAGED (1)
A)	By Geographic Location

	Number of Properties			Owned			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	In Progress	Managed	Management	Total	Percent

1 Texas	51		51	832,454	305,200	2,316,236		3,453,890	25.87%
2 Tennessee	23	5	28	631,973		1,163,980	251,359	2,047,312	15.33%
3 Florida	29		29	715,481		602,855		1,318,336	9.87%
4 Virginia	24	1	25	997,007			111,998	1,109,005	8.31%
5 Pennsylvania	18		18	722,053		63,914		785,967	5.89%
6 California	12		12	184,913		458,465		643,378	4.82%
7 Michigan	12		12	364,635		199,749		564,384	4.23%
8 Alabama	10		10	507,493				507,493	3.80%
9 Hawaii	3		3		144,000	138,450		282,450	2.12%
10 Missouri	10		10	172,412		106,146		278,558	2.09%
11 Arizona	7	1	8	44,230		160,780	59,106	264,116	1.98%
12 Illinois	3		3	115,100		142,955		258,055	1.93%
13 Nevada	3		3	16,878		225,456		242,334	1.81%
14 South Carolina	4		4	187,958				187,958	1.41%
15 District of Columbia	2		2			182,836		182,836	1.37%
16 Connecticut		24	24				164,511	164,511	1.23%
17 Mississippi	3	1	4	25,000		94,987	39,648	159,635	1.20%
18 Wyoming	1		1			139,647		139,647	1.05%
19 Georgia	5		5	139,245				139,245	1.04%
20 Oklahoma	5		5	139,216				139,216	1.04%
21 Louisiana	2		2			133,211		133,211	1.00%
22 Maryland	2		2			86,703		86,703	0.65%
23 Massachusetts	2		2	84,242				84,242	0.63%
24 Kansas	1		1			70,908		70,908	0.53%
25 North Carolina	1		1	33,181				33,181	0.25%
26 Ohio	1		1	33,181				33,181	0.25%
27 Indiana	1		1	29,500				29,500	0.22%
28 Arkansas	1		1	11,963				11,963	0.09%
29 New York		1	1				1,926	1,926	0.01%

Total Properties / Square Feet	236	33	269	5,988,115	449,200	6,287,278	628,548	13,353,141	100.00%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property			No.
	Managed	In Progress	Managed	Owned	Management	Total	Percent	of Beds

Medical Office/Outpatient Facilities	2,542,196	449,200	6,287,278	9,278,674	628,548	9,907,222	74.19%	n/a
Assisted Living Facilities	886,982			886,982		886,982	6.64%	2,423
Skilled Nursing Facilities	973,446			973,446		973,446	7.29%	3,123
Inpatient Rehab Hospitals	643,383			643,383		643,383	4.82%	757
Independent Living Facilities	725,767			725,767		725,767	5.44%	940
Other Inpatient Facilities	216,341			216,341		216,341	1.62%	374

Total Square Feet	5,988,115	449,200	6,287,278	12,724,593	628,548	13,353,141	100.00%	7,617

Percent of Total Square Footage	44.84%	3.36%	47.08%	95.29%	4.71%	100.00%

Total Number of Properties	140	3	93	236	33	269

(1)	Mortgage and LLC investments not included.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 8 of 14

8) SQUARE FOOTAGE BY OWNERSHIP TYPE (1)
     A) Occupants Greater Than 1% (2)

	Medical	Inpatient Facilities
	Office/	Assisted	Skilled	Inpatient	Independent	Other		% of
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		Total (3)
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Square Feet

1 Healthsouth	105,176			643,383			748,559	5.88%
2 Baylor Health Systems	568,072						568,072	4.46%
3 Emeritus Corporation		502,119					502,119	3.95%
4 HCA	421,282						421,282	3.31%
5 Cordia Enterprises					417,025		417,025	3.28%
6 Senior Lifestyles					308,742		308,742	2.43%
7 Epic Healthcare			269,967				269,967	2.12%
8 Formation Capital			151,172				151,172	1.19%
9 Ascension Nashville	150,612						150,612	1.18%
10 Melbourne Internal Medicine Assocs	140,125						140,125	1.10%

All Other Occupants:	7,893,407	384,863	552,307	—	—	216,341	9,046,918	71.10%

Total	9,278,674	886,982	973,446	643,383	725,767	216,341	12,724,593	100.00%

(1)	Mortgage and LLC investments not included.

(2)	Medical Office/Outpatient Facilities consists of approximately 2,465 occupants with an average square footage of approximately 3,800 feet per each, while Inpatient Facilities consists of 18 occupants with an average square footage of approximately 191,000 feet per each.

(3)	Based on Total Square Footage of Owned Properties
9) LEASE/MORTGAGE MATURITY SCHEDULE
     A) Leases

					Weighted
		Number of			Average
		Operating	Estimated	Percent of	Remaining
	Number of	Property	Annualized	Annualized	Lease
	Master Leases	Leases	Net Revenue	Net Revenue	Term (Years)

2006	3	221	18,275	9.17%	0.02
2007	11	256	21,669	10.87%	0.13
2008	13	203	22,087	11.08%	0.28
2009	21	233	34,487	17.30%	0.52
2010	12	121	15,576	7.81%	0.38
2011	7	40	13,387	6.72%	0.33
2012	5	23	7,410	3.72%	0.26
2013	24	27	21,671	10.87%	1.03
2014	4	28	6,974	3.50%	0.19
2015	8	12	7,689	3.86%	0.35
After 2015	22	6	30,134	15.12%	2.48

Total	130	1,170	$199,359	100.00%	5.97

Number of Properties Represented: 233
     B) Mortgages

				Weighted
				Average
		Estimated	Percent of	Remaining
	Number of	Annualized	Annualized	Mortgage
	Mortgages	Net Revenue	Net Revenue	Term (Years)

2006	1	469	4.61%	0.01
2007	1	550	5.40%	0.04
2008	5	4,750	46.65%	0.98
2009	3	3,028	29.74%	0.81
2010	1	1,385	13.60%	0.81
2011	0	—	0.00%	0.00
2012	0	—	0.00%	0.00
2013	0	—	0.00%	0.00
2014	0	—	0.00%	0.00
2015	0	—	0.00%	0.00
After 2015	0	—	0.00%	0.00

Total	11	$10,182	100.00%	2.65

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 9 of 14

10) CONSTRUCTION IN PROGRESS — AS OF MARCH 31, 2006

	Estimated
	Substantial		Investment	Remaining	Total
Operator	Completion Date	Properties	Balance	Commitment	Real Estate (1)

Baylor All Saints MOB	3Q 2007	1	$408	$21,702	$22,110
Baylor Downtown MOB	2Q 2007	1	1,852	28,748	30,600
Hawaii MOB (1)	4Q 2008	1	6,957	63,043	70,000

		3	$9,217	$113,493	$122,710

Percentage of construction in progress to total investment portfolio:					0.47%

(1)	In 2004, the Company acquired land in Honolulu. The site is currently under preparation, and the building is in the design phase.

(2)	During the three months ended March 31, 2006, the Company capitalized interest in the amount of $107 thousand.
11) DIVIDEND HISTORY (dollars not rounded to thousands)
A)	Common Stock

			Change
			From Prior
Operating Period	Payment Date	Amount	Quarter	Annualized

First Quarter 2001	June 7, 2001	0.575	0.005	2.30
Second Quarter 2001	Sept. 6, 2001	0.580	0.005	2.32
Third Quarter 2001	Dec. 6, 2001	0.585	0.005	2.34
Fourth Quarter 2001	Mar. 6, 2002	0.590	0.005	2.36

First Quarter 2002	June 6, 2002	0.595	0.005	2.38
Second Quarter 2002	Sept. 5, 2002	0.600	0.005	2.40
Third Quarter 2002	Dec. 5, 2002	0.605	0.005	2.42
Fourth Quarter 2002	Mar. 6, 2003	0.610	0.005	2.44

First Quarter 2003	June 5, 2003	0.615	0.005	2.46
Second Quarter 2003	Sept. 4, 2003	0.620	0.005	2.48
Third Quarter 2003	Dec. 4, 2003	0.625	0.005	2.50
Fourth Quarter 2003	Mar. 4, 2004	0.630	0.005	2.52

First Quarter 2004	June 3, 2004	0.635	0.005	2.54
Second Quarter 2004	Sept. 2, 2004	0.640	0.005	2.56
Third Quarter 2004	Dec. 2, 2004	0.645	0.005	2.58
Fourth Quarter 2004	Mar. 3, 2005	0.650	0.005	2.60

First Quarter 2005	June 2, 2005	0.655	0.005	2.62
Second Quarter 2005	Sept. 1, 2005	0.660	0.005	2.64
Third Quarter 2005	Dec. 2, 2005	0.660	0.000	2.64
Fourth Quarter 2005	Mar. 2, 2006	0.660	0.000	2.64

First Quarter 2006	June 1, 2006	0.660	0.000	2.64
B)	Information Regarding Taxable Status of 2005 Cash Distributions on HR Common Shares

	Cash	Taxable		Total
	Distribution	Ordinary	Return of	Capital
	Per Share	Dividend	Capital	Gain

2005	$2.6250000	$1.7684479	$0.7402763	$0.1162758

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 10 of 14

12) LONG-TERM DEBT INFORMATION — As of March 31, 2006
A)	Breakdown Between Fixed and Variable Rate Debt:

	Balance	Effective Rate

Fixed Rate Debt:
Senior Notes due 2006	$29,400	9.49%	See Note (C)
Senior Notes due 2011, net	304,051	7.218%	See Note (D)
Senior Notes due 2014, net	298,740	5.190%	See Note (E)
Mortgage Notes Payable	69,646	Range from 5.49% to 8.00%	See Note (F)

	701,837

Variable Rate Debt:
Unsecured Credit Facility due 2009	63,000	0.90% over LIBOR	See Note (G)

	63,000

Total	$764,837

B)	Future Maturities:

						2011
	2006	2007	2008	2009	2010	and After	Total

Fixed Rate Debt:
Senior Notes due 2006	$29,400	$—	$—	$—	$—	$—	$29,400
Senior Notes due 2011, net	1,481	2,099	2,254	2,419	2,597	293,201	304,051
Senior Notes due 2014, net	(99)	(138)	(145)	(153)	(161)	299,436	298,740
Mortgage Notes Payable	3,359	4,781	5,138	5,529	5,947	44,892	69,646
Variable Rate Debt:
Unsecured Credit Facility due 2009	—	—	—	63,000	—	—	63,000

	$34,141	$6,742	$7,247	$70,795	$8,383	$637,529	$764,837

C)	In April 2006, the Company repaid the remaining principal balance of $29.4 million.

D)	In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 4.12% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

E)	In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%.

F)	In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011. In April 2006, the Company repaid one of these mortgages totaling $13.9 million. Related to its second quarter 2005 acquisitions, the Company concurrently entered into or assumed mortgage notes of $9.2 million with interest rates ranging from 5.55% to 8.0%. In December 2005, the Company entered into a $15.1 million Mortgage Note Payable bearing interest of 5.49%.

G)	Effective January 25, 2006, the Company entered into a new three year $400 million senior unsecured revolving credit facility. The new facility may be increased to $650 million at any time during the first two years of the facility term, at the Company’s request, subject to the availability of additional capital commitments, and may be extended for one year. The new facility currently bears interest at LIBOR rates plus 0.90% payable quarterly and matures in January 2009. In addition, the Company will pay a facility fee, currently 0.20%, on the commitment and is subject to other terms and conditions customary for such transactions.

H)	Credit Rating:

Moody’s Investors Service has assigned a “Baa3” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Standard & Poor’s has assigned a “BBB-” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Fitch Ratings has assigned a “BBB” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 11 of 14

13) COMMON SHARES INFORMATION
The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

	For the Three Months
	Ended March 31,
	2006	2005
Total Common Shares Outstanding	47,807,038	47,749,464

Weighted Average Common Shares Outstanding	47,784,440	47,716,936
Weighted Average Actual Restricted Stock Shares	(1,292,577)	(1,306,412)

Denominator Shares for Basic Common Share EPS and FFO	46,491,863	46,410,524

Dilutive effect of restricted stock shares	925,199	886,564
Dilutive effect of employee stock purchase plan	50,536	50,499

Denominator Shares for Diluted Common Share EPS and FFO	47,467,598	47,347,587

Note 1: As of March 31, 2006, HR had approximately 1,854 shareholders of record.
14) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF MARCH 31, 2006

Officers	Owned		Restricted (1)	Total

David R. Emery	185,872	(2)	773,757	959,629
Scott W. Holmes	2,310		22,923	25,233
J. D. Carter Steele	3,723		23,155	26,878
John M. Bryant, Jr.	854		10,202	11,056
Other Officers as a group	46,928		436,421	484,932
Directors as a group	52,482		10,100	62,582

Total	292,169		1,276,558	1,570,310

(1)	These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

(2)	Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.
15) INSTITUTIONAL HOLDINGS AS OF DECEMBER 31, 2005

A)	Institutional Shares Held:	28,342,658	(Source: Form 13F Filings)

B)	Number of Institutions:	212

C)	Percentage of Common Shares Outstanding:	59.33%

16) BOOK VALUE PER COMMON SHARE

Total Stockholders’ Equity	$894,879
Total Common Shares Outstanding	47,807,038

Book Value Per Common Share	$18.72

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 12 of 14

17)	OTHER CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615-269-8175
Fax: 615-269-8461
E-mail: hrinfo@healthcarerealty.com
     Other Offices:
Central Regional Office — Arizona
Tennessee Regional Office — Tennessee
Texas Regional Office — Texas
Western Regional Office — California
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Corporate Officers:
Healthcare Realty Trust Incorporated
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Senior Vice President and General Counsel
Scott W. Holmes, Senior Vice President and Chief Financial Officer
J. D. Carter Steele, Senior Vice President and Chief Operating Officer
Fredrick M. Langreck, Senior Vice President / Treasurer
B. Douglas Whitman, Senior Vice President / Real Estate Investments
James M. Albright, Vice President / Asset Management
Stephen E. Cox, Jr., Vice President / Assistant General Counsel
James C. Douglas, Vice President / Asset Administration
Angela R. Hoke, Vice President and Chief Accounting Officer
Leigh Ann Stach, Vice President / Financial Reporting
Roger O. West, Vice President / Special Counsel
William R. Davis, Associate Vice President / Information Technology
Toni L. Ewing, Associate Vice President / Asset Administration
Robert E. Hull, Associate Vice President / Asset Administration
Matthew J. Lederer, Associate Vice President / Real Estate Investments
Bethany A. Mancini, Associate Vice President / Corporate Communications
Todd J. Meredith, Associate Vice President / Real Estate Investments
Rebecca T. Oberlander, Associate Vice President / Human Resources
Amy M. Poley, Associate Vice President / Real Estate Investments
Timothy H. Staggs, Associate Vice President / Corporate Compliance
Kimberly R. Sullivan, Associate Vice President / Asset Administration
Rita H. Todd, Corporate Secretary
Healthcare Realty Services Incorporated
J. D. Carter Steele, President
Anne C. Barbour, Vice President / National Asset Manager
Gilbert T. Irvin, Vice President / Operations
Julie A. Wilson, Vice President / National Asset Manager
Amy A. Byrd, Associate Vice President / National Asset Manager
Revell M. Lester, Associate Vice President / Project Development Services
Steve L. Standifer, Associate Vice President / Real Estate Investments
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director — Center for Health Administration, University of Colorado (Healthcare Academician)
C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
Marliese E. Mooney (Hospital Operations Consultant)
Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)
Bruce D. Sullivan, retired audit partner, Ernst & Young LLP (Accounting and Financial Reporting Executive)
Dan S. Wilford, retired President and Chief Executive Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 13 of 14

17) OTHER CORPORATE INFORMATION (cont.)
     F)     Professional Affiliations:

Independent Public Auditors
BDO Seidman, LLP
Clark Tower
5100 Poplar Avenue, Suite 2600
Memphis, TN 38137-2601

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 781-575-3400
     G)     Direct Deposit of Dividends:

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

     H)     Analysts Providing Research Coverage on HR:

A.G. Edwards & Sons, Inc.	John Sheehan (314) 955-5834
Friedman, Billings, Ramsey & Co.	Paul Morgan (415) 874-3412
Harris Nesbitt Corp.	Richard Anderson (212) 885-4180
Stifel Nicolaus & Co., Inc.	Jerry Doctrow (410) 454-5142
Ryan Beck & Co.	Robert Mains (201) 748-4965
Wachovia Securities	Stephen Swett (212) 909-0954
     I)     Investor Relations:

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andres
Phone: 615-269-8471
Fax: 615-269-8461
E-mail: GAndres@healthcarerealty.com
In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31,
2005. Forward-looking statements represent the Company’s judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2006	Page 14 of 14